UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2015

WILHELMINA INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-28536	74-2781950
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

200 Crescent Court, Suite 1400, Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 661-7488

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)           On January 23, 2015, Wilhelmina International, Inc. (the “Company”) appointed David Chaiken, the Company’s current controller, to the position of chief accounting officer, effective February 1, 2015. Mr. Chaiken will also serve as the Company’s principal financial officer.  The Company does not intend to fill the role of chief financial officer at the present time.

Mr. Chaiken, age 52, has served as the Company’s controller since June, 2013.  From 2003 through 2015, Mr. Chaiken has been the principal of DSC Finance LLC, a provider of outsourced accounting and finance services to companies principally in the media and technology industries. With DSC, Mr. Chaiken has served in senior outsourced accounting and finance positions with a variety of companies, with responsibilities including financial reporting, budgeting and financing modeling, strategic planning and negotiation of lending arrangements.  From 1990 to 1997, Mr. Chaiken was the chief financial officer (controller from 1987 to 1990) of The Arlen Corporation, a publicly traded holding company with investments in manufacturers of products for the automotive aftermarket.  From 1984 to 1987, Mr. Chaiken was a senior accountant at BDO Seidman LLP.  Mr. Chaiken is a CPA and received his BBA in accounting from the University of Massachusetts at Amherst.

In connection with the appointment of Mr. Chaiken, the Company and Mr. Chaiken agreed to terms on Mr. Chaiken’s employment arrangement with the Company.  Pursuant to Mr. Chaiken’s offer letter executed January 23, 2015 (the “Offer Letter”), Mr. Chaiken will earn a $275,000 annual base salary, which will be increased to $300,000 subject to satisfaction of certain objectives.  Mr. Chaiken will also be eligible to earn an annual cash bonus up to $40,000 based on the achievement of certain targets. Mr. Chaiken will be granted 10,000 options to purchase Company stock under the Company's 2011 Incentive Plan.  Mr. Chaiken has agreed to discontinue services to other companies.

The foregoing summary of the Offer Letter does not purport to be complete and is qualified in its entirety by reference to the full text of the Offer Letter, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference

(e)           The disclosure set forth in Item 5.02(c) above is hereby incorporated into this Item 5.02(e) by reference.

Item 9.01.   Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
10.1	Offer Letter dated January 23, 2015 between Wilhelmina International, Inc. and David Chaiken

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 27, 2015	WILHELMINA INTERNATIONAL, INC.

	By:	/s/ Mark Schwarz
		Name:	Mark Schwarz
		Title:	Executive Chairman